UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       April 10, 2007
                                                 ----------------------------

                       RAMTRON INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

   1850 Ramtron Drive, Colorado Springs, Colorado                80921
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     (Address of principal executive offices)                  (Zip Code)

                                  Delaware
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             (State of or other jurisdiction of incorporation)

                                  0-17739
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                          (Commission File Number)

                                84-0962308
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                  (I.R.S. Employer Identification Number)

Registrant's telephone number, including area code:    (719) 481-7000
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 - CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

4.01(a)

On April 10, 2007, the Audit Committee (the "Audit Committee") of the Board of Directors of Ramtron International Corporation ("Ramtron") dismissed KPMG as Ramtron's independent registered public accounting firm. The Audit Committee's decision to dismiss KPMG was approved and ratified by the Board of Directors.

The reports of KPMG on the consolidated financial statements for Ramtron's most recent fiscal years ended December 31, 2006 and December 31, 2005, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for the modification with respect to the inclusion of an emphasis paragraph relating to the adoption of a new accounting principle as follows:

    KPMG's report on the consolidated financial statements of Ramtron as of and for the years ended December 31, 2006 and 2005, contained a separate paragraph stating "as discussed in Note 1 to the accompanying consolidated financial statements, effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123(R), Share-Based Payment."

The audit reports of KPMG addressing management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. An attestation report by Ramtron's independent auditors addressing management's assessment of the effectiveness of internal controls over financial reporting as of December 31, 2006 was not required.

In connection with its audits for the years ended December 31, 2006 and December 31, 2005 and the subsequent interim period through April 10, 2007, there were (1) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in connection with its reports on the financial statements for such years.

During the years ended December 31, 2005 and 2006 and through the date of termination of the engagement, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "Commission"). Ramtron has requested KPMG to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of KPMG's letter is attached hereto as Exhibit 16.1

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Item 4.01(b) New Independent Accountants:

On April 10, 2007, the Audit Committee engaged Ehrhardt Keefe Steiner & Hottman PC ("EKS&H") as Ramtron's independent registered public accounting firm for the fiscal year ending December 31, 2007 and to perform procedures related to the financial statements to be included in Ramtron's quarterly reports on Form 10-Q, beginning with and including the quarter ending
March 31, 2007. The Audit Committee made the decision to engage EKS&H and that decision was approved and ratified by Ramtron's Board of Directors. During the first quarter of 2006, EKS&H provided certain accounting consultation services to us relating to our initial adoption of SFAS 123R stock option accounting rules, including review of related disclosures in our March 31, 2006 Form 10-Q. The accounting consultation fees paid to EKS&H amounted to $1,350. Ramtron did not, however, consult with EKS&H during its fiscal year ended December 31, 2005 and, except as disclosed above, no further consulting was provided during the year ended December 31, 2006 or since year-end 2006 prior to its appointment as Ramtron's independent registered public accounting firm regarding (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on Ramtron's consolidated financial statements, and neither a written report was provided to Ramtron nor oral advice was provided that EKS&H concluded was an important factor considered by Ramtron in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of
Item 304(a)(1)(v) of Regulation S-K).

Ramtron has requested that EKS&H review this Current Report on Form 8-K and provided EKS&H with the opportunity to furnish a letter addressed to the Securities and Exchange Commission containing any new information, clarification of Ramtron's reviews, or the respects in which it does not agree with Ramtron's statements. EKS&H has advised Ramtron that it has reviewed this Form 8-K and has no basis on which to subject a letter in response to Item 304 of Regulation S-K.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Forma Financial Information - Not Applicable
     (c)  Exhibits:

         16.1 Letter from KPMG LLP dated April 16, 2007 addressed to the Securities and Exchange Commission.


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RAMTRON INTERNATIONAL CORPORATION

                                         By:  /s/ Eric A. Balzer
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                                         Eric A. Balzer
                                         Chief Financial Officer
                                         (Principal Accounting Officer and
                                         Duly Authorized Officer of the
                                         Registrant)
Dated April 16, 2007

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